UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2021

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

978 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 9, 2021, Avid Technology, Inc. (the “Company”) announced that the Company’s Board of Directors approved a share repurchase program authorizing the Company to repurchase up to an aggregate of $115 million of its outstanding shares of common stock.

Under the share buyback program, the Company is authorized to repurchase, from time to time, outstanding shares of its common stock in the open market, through privately negotiated transactions, or otherwise, including pursuant to plans entered into from time to time that meet the conditions of Rule 10b5-1 under the Securities Exchange Act of 1934 (the “Exchange Act”). The Company cannot predict when or if it will repurchase any shares of common stock as such repurchases will depend on a number of factors, including market conditions, applicable legal requirements, cash flows, and the Company's capital needs. The Company has no obligation to repurchase any amount of its common stock, and the program may be suspended or discontinued at any time.

A copy of the Company’s press release announcing the share repurchase program is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements. This Form 8-K and the Press Release filed herewith as Exhibit 99.1 contain forward-looking statements, including, for example, statements regarding the Company’s plans to repurchase outstanding shares of its common stock and the timing and ability of the Company to repurchase shares of its common stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including changes in price and volume and the volatility of the Company’s common stock, adverse developments affecting prices and trading of securities listed on the Nasdaq Stock Market generally, and unexpected or otherwise unplanned or alternative requirements with respect to the Company’s capital investments. Please refer to the cautionary note in the Press Release regarding these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: September 9, 2021	By: /s/ Kenneth Gayron Name: Kenneth Gayron Title: Executive Vice President and Chief Financial Officer